UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2008 [November 30, 2007]

FACT CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-17232 (Commission File Number)	84-0888594 (IRS Employer Identification No.)

1530-9 Avenue S.E., Calgary, Alberta, Canada T2G 0T7

 (Address of principal executive offices)               (Zip Code)

(403) 693-8000

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Fact Corporation’s (the “Company”) management and the Audit Committee of its Board of Directors have determined that the consolidated balance sheets, consolidated statements of profit and loss, consolidated statements of cash flows and the consolidated statements of stockholders’ deficit and related notes to consolidated financial statements included in the consolidated financial statements and information contained in the Company’s Form 10-KSB filed on April 16, 2007, for the fiscal year ended December 31, 2006 (“Form 10-KSB” and the Company’s Form 10-QSB’s filed with the Securities and Exchange Commission (“SEC”) on May 14, 2007, August 14, 2007, and November 19, 2007 for the quarters ended March 31, 2007 (“March Form 10-QSB”), June 30, 2007 (“June Form 10-QSB”) and September 30, 2007, (“September Form 10-QSB”, with the Form 10-KSB, March Form 10-QSB, and June Form 10-KSB, the “Financial Statements”), did not account for certain historical events  in conformity with SEC standards regarding: (1) accounting for certain discontinued operations; and (2) certain valuation calculations prepared with respect to the conversion of Class C common stock to Class A common stock according to FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments.  Such consolidated Financial Statements should no longer be relied upon until such time as the Company files restated Financial Statements with the SEC.

In particular, the Company applied certain accounting principles to the discontinuation of certain real estate and oil and gas operations in the fiscal years ended December 31, 2004 and 2005 in a manner which the Company and its advisors believed was in keeping with generally accepted accounting standards and general industry practice at that time, but in fact was not in conformity with the mandated SEC standards.  We originally accounted for the cessation of operations as a sale of assets and recorded the impact of such sale in our historical operations.  Subsequently, the Company amended its disclosures to reflect the transactions as discontinued operations, and the audited financial statements for the fiscal year ended December 31, 2005 was amended accordingly.  As a result of the Company’s belief that the impact of the revised treatment for the operations affected in fiscal 2004 was immaterial, we did not submit revised financial statements for this fiscal period.  The Company now intends to revise its disclosure of the discontinuation of operations with respect to fiscal 2005 and 2004 included in the Form 10-KSB to encompass these earlier periods in greater detail and to provide in its note disclosure a tabular analysis of the restatements indicating the previous “as reported” amounts affected, the individual restatement adjustment impacting these measures and the resulting restated amounts for each of fiscal 2005 and 2004.  The Company also intends to include as additional narrative disclosure the impacts of the restatements on the respective fiscal quarters of 2004 and 2005.   The Company does not intend to re-file its Form 10-KSB for the fiscal years ending December 31, 2005 and 2004.

Additionally, in its Form 10-KSB, the Company recorded a cumulative effect adjustment of $288,000 to reflect a “stock award benefit” to the holders of 2,000,000 Class C shares, which was expensed in the fiscal year ended December 31, 2003.  We attributed this benefit to a reverse split of our Class A common stock effective August 31, 2003 which was not impacted on the Class C holders at the time of conversion of their shares to Class A common stock in February 2004.  Subsequently, management of the Company has reviewed its disclosure with respect to the determination of the stock award benefit and intends to amend said disclosure to clarify the reasons for the conversion benefit, and apply a valuation of said benefit as at the date of conversion of the shares, as opposed to the date of the reverse split which was originally applied.  The Company also intends to restate the fair value of the stock award benefit received by the Class C holders at the time of conversion to fully comply with FASB Statement No. 107.  Previously, the Company impacted a discount to the fair value of the benefit based on the illiquidity of the market for its securities at the time of conversion.

The decision to restate the Financial Statements was made by the Board, upon the recommendation of the Company’s management, the Audit Committee and with the concurrence of the Company’s independent auditors, Child Van Wagoner & Bradshaw, PLLC.  In addition, the Board, upon the recommendation of management and the Audit Committee, made an internal determination that the previously issued Financial Statements and other financial information contained in the Form 10-KSB and the Company’s March Form 19-QSB and June Form 10-QSB should not be relied upon and should be amended accordingly.

January 21, 2008, the Board discussed the matters disclosed in this Item 4.02 with management, the Audit Committee and with the Company’s independent auditors.  The Company’s auditors informed the Board that they concur with the conclusions described above.  Following the correction of the errors reported in this Item 4.02, the Company intends to file an amended Form 10-KSB, and the 10-QSB’s, respectively, for the relevant periods in which it restated its consolidated financial statements and amended its yearly and quarterly reports on Form 10-KSB and Form 10-QSB’s for the fiscal year end December 31, 2006 and quarters ending March 31 2007, June 30, 2007 and September 30, 2007.  In its amended Form 10-KSB FACT does not intend to re-audit its previously stated 2005 reporting results due to the fact that the only material change to these results will be the impact of the revised disclosure of the stock award benefit which has been discussed more fully above.  Moreover, the Company’s former accounting firm that conducted the fiscal year end 2005 audit is no longer PCAOB qualified and the costs of any such re-audit would be very expensive to the Company.  The impact of the stock award benefit impacts all the historical financial results equally, as the revision has been entered as an entry to historical retained earnings, therefore the Company believes the review of its 2006 restated financial statements should adequately address the impact of the restatement.  The Company therefore intends to file its amended Form 10-KSB with audited figures for the fiscal period ended December 31, 2006 and “unaudited” figures for the prior fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACT CORPORATION
January 22, 2008	By: /s/Jacqueline Danforth Jacqueline R. Danforth President

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